SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
(Date of earliest event reported) Date of Report: December 13, 2005
TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 235-5500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure.
     On December 13, 2005, Terayon Communication Systems, Inc. (“Terayon”) announced that ADDvantage Technologies Group, one of the nation’s largest distributors of cable television equipment, has joined the Terayon Partner Program. Through its key subsidiaries – Tulsat, NCS, ComTech Services and Jones Broadband – ADDvantage will offer Terayon’s complete line of digital video products to its cable operator customers in Canada, the United States and Latin America.
     On December 19, 2005 Terayon announced that its TJ 955 embedded multimedia terminal adapter (eMTA) has achieved CableLabs® certification for the PacketCable™ 1.5 cable voice over IP (VoIP) specification in the first test wave for that product at CableLabs.
ITEM 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
Exhibit 99.1 Terayon Adds ADDvantage Technologies Group to Terayon Partner Program
Exhibit 99.2 Terayon TJ 955 eMTA Achieves PacketCable™ 1.5 Certification in First Test Wave

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
Mark Richman
Chief Financial Officer

Date: December 19, 2005

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Exhibit Index
Exhibit 99.1 Terayon Adds ADDvantage Technologies Group to Terayon Partner Program
Exhibit 99.2 Terayon TJ 955 eMTA Achieves PacketCable™ 1.5 Certification in First Test Wave